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                                                                    EXHIBIT 99.2


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Encore Wire Corporation (the "Company") on Form 10-K for the annual period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank J. Bilban, Vice President - Finance of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                   ENCORE WIRE CORPORATION


Date: March 21, 2003           By: /s/ FRANK J. BILBAN
                                   -------------------------------------------
                                   Frank J. Bilban
                                   Vice President - Finance
                                   (principal financial and accounting officer)